UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 8, 2023
TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	TDS	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.625% Series UU Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrU	New York Stock Exchange
Depositary Shares each representing a 1/1000th interest in a share of 6.000% Series VV Cumulative Redeemable Perpetual Preferred Stock, $.01 par value	TDSPrV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On August 8, 2023, Laurent C. Therivel, the Chief Executive Officer (the CEO) of United States Cellular Corporation (UScellular), resigned from the board of directors (the Board) of Telephone and Data Systems, Inc. (TDS), effective as of the end of the day on August 8. Mr. Therivel’s resignation will permit him to focus on the UScellular business and on the recently-announced strategic review process, while also simplifying his reporting and other obligations during such process. Mr. Therivel agrees with and supports the decision by the TDS and UScellular boards of directors to review strategic alternatives for UScellular. His resignation is not a result of any disagreement or conflict with the Board or TDS management. The Board greatly appreciates the outstanding job that Mr. Therivel has done and is doing as the CEO of UScellular. The Board thanks him for his excellent service as a director of TDS and acknowledges that his resignation as a director is attributable to the considerations described in the second sentence of this paragraph.

On August 9, 2023, Vicki L. Villacrez, Executive Vice President and Chief Financial Officer of TDS, was appointed as a director of TDS to fill the vacancy created by Mr. Therivel’s resignation. There are no arrangements or understandings between Ms. Villacrez and any other person pursuant to which she was selected as a director. Ms. Villacrez does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. The Board believes that Ms. Villacrez has done and will continue to do an outstanding job as Chief Financial Officer and expects that she will make valuable contributions as a director. The Board thanks Ms. Villacrez for taking on this important additional role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.

Date:	August 10, 2023	By:	/s/ Vicki L. Villacrez
Vicki L. Villacrez
Executive Vice President and Chief Financial Officer